International ® is a registered trademark of , Inc. Q1 2015 EARNINGS PRESENTATION MARCH 3, 2015 Exhibit 99.2

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form
10-K for the year ended October 31, 2014. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Other Cautionary Notes
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance. It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

4 NYSE: NAV Q1 2015 Earnings – 3/3/2015 Agenda Overview Troy Clarke Financial Results Walter Borst Summary Troy Clarke

1 ST QUARTER 2015 RESULTS Troy Clarke, President & CEO NYSE: NAV

6 Q1 2015 Earnings – 3/3/2015 Our Mission: Uptime Finish the Turnaround Uptime Advantage Leadership Advantage Fewer service incidents Shorten repair times NYSE: NAV

Q1 2015 Earnings – 3/3/2015
Capitalizing on Industry Momentum
U.S. economy continues to improve
Favorable market conditions expected to continue in 2015
Consumer spending growing
Steady gains in construction
Industry:
NYSE: NAV

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Q1 Performance:
•
$91 million year-over-year
adjusted EBITDA
improvement
Significant Progress on Cost:
•
Reduced warranty spend
and expense
•
Improved material,
manufacturing, and
structural costs
1st Quarter Summary
Positive Sales Momentum:
•
Chargeouts
(A)
up 17%
- Class 6-7 Medium up 25%
- School Bus up 42%
•
Backlog up 27%
•
Parts up 7%
(A)   Includes U.S. and Canada School bus and Class 6-8
medium and heavy truck.

NYSE: NAV FINANCIAL RESULTS Walter Borst, Executive Vice President & CFO

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Q1 2015 Segment Realignment
Changes within our reporting segments:
Current Segments Prior Segments
Export Truck Truck Global Operations
Export Parts Parts Global Operations
Military Parts Truck North America Parts

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Income Statement Summary
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
$ in millions, except per share
Quarters Ended
January 31
2015 2014
Chargeouts
(A)
13,500
11,500
Sales and Revenues $2,421 $2,208
Income (Loss) from Continuing Operations, Net of Tax
(B)
($42) ($249)
Diluted Loss Per Share from Continuing Operations
(B)
($0.52) ($3.07)
EBITDA $101 ($110)
(A)
Includes U.S. and Canada School bus and Class 6-8 medium
and heavy truck.
(B)   Amounts attributable to Navistar International Corporation.

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Q1 2015 EBITDA
$ in millions
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
* Excluding pre-existing warranty and one-time items.
*
$101
$54
$57
($10)
$0
$50
$100
$150
Q1 2015
Actual EBITDA
Pre-existing Warranty
Adjustment
One-time Items Q1 2015
Adjusted EBITDA
Q1 Guidance:
$0-$50

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Q1 2015 Segment Results
Segment Results:
Truck ($18) ($208)
Parts
$145 $108
Global Operations ($15) ($35)
Financial Services
$24 $23
Quarters Ended
January 31
2015 2014
$ in millions
Beginning in the first quarter of 2015, the Company realigned its reporting segments. The segment results have been restated to reflect this change.

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
First Quarter Progress
(A)   Includes U.S. and Canada School bus and Class 6-8 medium
and heavy truck.
(B)   Excludes amounts related to pre-existing warranties.
10,000
11,000
12,000
13,000
14,000
1Q14 1Q15
Chargeouts
(A)
10%
12%
14%
16%
1Q14 1Q15
Structural Costs % Manufacturing Revenue
2%
3%
4%
1Q14 1Q15
Current Warranty Expense
(B)
%
Manufacturing Revenue
-2%
0%
2%
4%
1Q14 1Q15
Adjusted EBITDA Margin
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Operational Cost Status
Gross Material Savings*
% Manufacturing Revenue
*Excludes incremental SCR costs
Manufacturing
Savings
Actual
Forecast
•
Achieved a quarter of our
annual savings in Q1
•
On track to achieve
annual savings
1.2%
1.7%
1.5 – 1.8%
0%
1%
2%
3%
2013 2014 2015
$44
$79
$40 – $60
$0
$25
$50
$75
$100
2013 2014 2015

16 NYSE: NAV Q1 2015 Earnings – 3/3/2015 Used Truck Update • Q1 ending gross inventory balance of $365 million • Inventory expected to peak in 2015 as we accelerate the trade cycle

Q1 2015 Earnings – 3/3/2015
Q1 2015 Manufacturing Cash Update
$ in millions
*Guidance as provided on 12/16/2014   **Cash balance includes marketable
securities   ^ Excluding one-time items and pre-existing warranty   ^^Includes
incremental $43 million NFC intercompany loan
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Guidance* Actual
Q4 2014 Manufacturing Cash Balance** $1,018 $1,018
Consolidated Adjusted EBITDA
^
$0 - $50 $54
Capex/Cash Interest/Pension & OPEB Funding ($160) - ($170) ($134)
Change in Net Working Capital/Debt and
Warranty/Other ^^
($158) – ($98) ($205)
Q1 2015 Manufacturing Cash Balance** $700-800    $733

Q1 2015 Earnings – 3/3/2015
Guidance: Q2 2015 Manufacturing Cash
$ in millions
* Cash balance includes marketable securities.
** Excluding one-time items and pre-existing warranty
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Q2 2015
Guidance
Q1 2015 Manufacturing Cash Balance* $733
Consolidated Adjusted EBITDA** $100 - $150
Capex/Cash Interest/Pension & OPEB Funding ($120) - ($110)
Change in Net Working Capital/Debt and Warranty/Other ($13) - $27
Q2 2015 Manufacturing Cash Balance*
$700 - $800

Q1 2015 Earnings – 3/3/2015
8-10%
Adjusted EBITDA Margin Improvement
$ in millions
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
•
Q1 adjusted EBITDA
margin up 400 basis
points year-over-year
•
Continued progress
towards our 2015 target
2.2%
3-5%
2015 Adjusted EBITDA Margin
2015 Actual
2015 Forecast
0%
2%
4%
6%
8%
10%
Q1 Q2 Q3 Q4

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Q1 2015 Accomplishments:
•
Increased chargeouts by 2,000 units year-over-year
•
Continued growth in Parts business
•
Improved quality performance contributing to lower warranty
expense
•
Continued material, manufacturing and structural cost reductions
Adjusted EBITDA goal of 8-10% exiting 2015 is on track
Summing It Up

NYSE: NAV SUMMARY Troy Clarke, President & CEO

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Q2:
Full Year 2015:
2015 Expectations
•
Chargeouts up over 20% sequentially
•
Adjusted EBITDA of $100-$150 million
•
Manufacturing cash balance of $700-$800 million
•
Class 6-8 truck and bus industry: 350,000 to 380,000
- Class 8 industry: 250,000 to 280,000
•
Additional cost reduction opportunities
•
Exiting adjusted EBITDA goal of 8-10%: On track

NYSE: NAV APPENDIX

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Navistar Financial Corporation
Highlights
• Financial Services Segment profit of $24 million for Q1 2015
• Total U.S. financing availability of $353 million as of January 31, 2015
• Financial Services Debt/Equity Leverage of 3.8:1
• Dealer funding facility issued November 2014 for $250 million
Retail Notes Bank Facility
• $840 million facility ($500 million
revolver and $340 million term
loan matures in December 2016)
– Funding for retail notes,
wholesale notes, retail accounts,
and dealer open accounts
• On balance sheet
• NFSC wholesale trust as of
January 2015
– $1 billion funding facility
– Variable portion matures January
2016
– Term portions mature September
2015 and October 2016
• On balance sheet
• Broader product offering
• Enhanced ability to support large
fleets
• Better access to less expensive
capital
Dealer Floor Plan

25 NYSE: NAV Q1 2015 Earnings – 3/3/2015 Chargeouts - 1,000 2,000 3,000 4,000 School Bus - 2,000 4,000 6,000 Class 6-7 Medium - 2,000 4,000 6,000 8,000 Class 8 Heavy - 1,000 2,000 3,000 Class 8 Severe

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Retail Market Share in Commercial Vehicle Segments
Class 6/7
Medium-Duty
Class 8
Severe Service
Class 8
Heavy
Three Months Ended
January 31,
2015
October 31,
2014
July 31,
2014
April 30,
2014
January 31,
2014
Core Markets (U.S. and Canada)
Class 6 and 7 medium trucks ......................................................... 21% 19% 20% 26% 17%
Class 8 heavy trucks ...................................................................... 10% 15% 14% 14% 12%
Class 8 severe service trucks ......................................................... 14% 14% 15% 17% 19%
Combined class 8 trucks ................................................................ 11% 15% 14% 15% 14%

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Worldwide Truck Chargeouts
Three Months Ended
(in units)
2015 2014
Change % Change
Core Markets (U.S. and Canada)
School buses .......................................................................................
2,700
1,900 800 42%
Class 6 and 7 medium trucks .............................................................. 4,000 3,200 800 25%
Class 8 heavy trucks .......................................................................... 4,800 4,500 300 7%
Class 8 severe service trucks ............................................................. 2,000 1,900 100 5%
Total Core markets 13,500 11,500 2,000 17%
Other markets
(A)
.................................................................................. 7,000 5,500 1,500 27%
Total worldwide units
..............................................................................
20,500 17,000 3,500 21%
Combined Class 8 trucks
6,800 6,400 400
6%
We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. This table summarizes our approximate worldwide chargeouts from our continuing operations.
We define our Core markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck.  Our Core markets include
CAT-branded units sold to Caterpillar under our North America supply agreement.
(A) Includes: chargeouts related to Blue Diamond Truck ("BDT") of 3,400 units and 2,400 units during the three months ended January 31, 2015.
..................................................................
January 31,
..............................................................................

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Worldwide Engine Shipments
Three Months Ended
January 31,
(in units) 2015 2014 Change % Change
OEM sales-South America ..................................................................
17,200
20,400 (3,200) (16)%
Intercompany sales ..............................................................................
10,800
9,500 1,300 14%
Other OEM sales .................................................................................. 1,400 2,400 (1,000) (42)%
Total sales ......................................................................................
29,400
32,300 (2,900) (9)%

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus.
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Frequently Asked Questions
Q1: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3: What is your net income attributable to non-controlling interests?
A: Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4: What are your expected 2015 and beyond pension funding requirements?
A:
Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. For the three months ended January 31, 2015, we contributed $30 million to meet the minimum required contributions for all plans. In August 2014, the Highway and Transportation Funding Act of
2014, which included an extension of the pension funding interest rate relief, was signed into law.  As a result, we lowered our funding expectations. We expect to contribute an additional $117 million to our pension plans during 2015.  We currently expect that from
2016 through 2017, the Company will be required to contribute at least $100 million per year to the plans, depending on asset performance and discount rates.

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Frequently Asked Questions
Q5: What is your expectation for future cash tax payments?
A: Our cash tax payments are expect to remain low in 2015 and will gradually increase as we utilize available net operating losses
(NOLs) and tax credits in future years.
Q6: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2014 the Company has deferred tax assets for U.S. federal NOLs valued at $870 million, state NOLs valued at
$144 million, and foreign NOLs valued at $199 million, for a total undiscounted cash value of $1.2 billion. In addition to NOLs, the
Company has deferred tax assets for accumulated tax credits of $256 million and other deferred tax assets of $1.9 billion resulting in net deferred tax assets before valuation allowances of approximately $3.4 billion. Of this amount, $3.2 billion is subject to a valuation allowance at the end of FY2014.
Q7: How does your FY 2015 Class 8 industry outlook compare to ACT Research?
A:
U.S. and Canadian Class 8 Truck Sales
Reconciliation to ACT - Retail Sales 2015
ACT* 302,000
CY to FY adjustment (5,393)
Total (ACT comparable Class 8 to Navistar) 296,607
Navistar Industry Retail Deliveries Combined Class 8 Trucks 250,000 280,000
Navistar difference from ACT 46,607 16,607
*Source: ACT N.A. Commercial Vehicle Outlook - February 2015
15.7% 5.6%

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Frequently Asked Questions
Q8: What is your manufacturing interest expense for Fiscal Year 2015?
A: Manufacturing interest for 2015 is forecasted to be down approximately 5% compared to 2014. For reference, interest expense was
$243 million and $251 million for FY 2014 and 2013, respectively.
Q9: What should we assume for capital expenditures in Fiscal Year 2015?
A: Capital expenditures for 2015 is forecasted to be between $150 - 200 million. In comparison, capital expenditures were $88 million and $167 million for FY 2014 and 2013, respectively.

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Outstanding Debt Balances
(in millions)
January 31,
2015
October 31,
2014
Manufacturing operations
Senior Secured Term Loan Credit Facility, as amended, due 2017, net of unamortized discount of $3, at both dates........................................................................................................................... $ 694 $ 694
8.25% Senior Notes, due 2021, net of unamortized discount of $19 and $20, respectively............. 1,181 1,180
4.50% Senior Subordinated Convertible Notes, due 2018, net of unamortized discount of $18 and $19, respectively.............................................................................................................................. 182 181
4.75% Senior Subordinated Convertible Notes, due 2019, net of unamortized discount of $38 and $40, respectively............................................................................................................................. 373 371
Debt of majority-owned dealerships .................................................................................................... 28 30
Financing arrangements and capital lease obligations......................................................................... 51 54
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040...................................................... 225 225
Promissory Note....................................................................................................................................... 8 10
Financed lease obligations .................................................................................................................. 160 184
Other ...................................................................................................................................................... 27 29
Total Manufacturing operations debt ...................................................................................... 2,929 2,958
Less: Current portion ................................................................................................................. 114 100
Net long-term Manufacturing operations debt ....................................................................... $ 2,815 $ 2,858
(in millions)
January 31,
2015
October 31,
2014
Financial Services operations
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through
2018......................................................................................................................................................
$ 887
$ 914
Bank revolvers, at fixed and variable rates, due dates from 2015 through 2020......................
1,169
1,242
Commercial paper, at variable rates, program matures in 2017.......................................................... 64 74
Borrowings secured by operating and finance leases, at various rates, due serially through 2018.... 33 36
Total Financial Services operations debt................................................................................. .. 2,153 2,266
Less: Current portion ..................................................................................................................... 927 1,195
Net long-term Financial Services operations debt ................................................................ $ 1,226 $ 1,071

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
SEC Regulation G Non-GAAP Reconciliation
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S.
generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below.
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.
Adjusted EBITDA:
We believe that adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Adjusted EBITDA margin:
We define Adjusted EBITDA margin as a percentage of the Company's consolidated sales and revenues. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations.
Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs.

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
SEC Regulation G Non-GAAP Reconciliations
Manufacturing segment cash and cash equivalents and marketable securities reconciliation:
Jan. 31, Oct. 31,
(in millions) 2015 2014
Manufacturing Operations:
Cash and cash equivalents $ 583 $ 440
Marketable securities 150 578
Manufacturing Cash and cash equivalents and Marketable securities $ 733 $ 1,018
Financial Services Operations:
Cash and cash equivalents $ 37 $ 57
Marketable securities 25 27
Financial Services Cash and cash equivalents and Marketable securities $ 62 $ 84
Consolidated Balance Sheet
Cash and cash equivalents $ 620 $ 497
Marketable Securities 175 605
Consolidated Cash and cash equivalents and Marketable securities $ 795 $ 1,102
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NYSE: NAV
Q1 2015 Earnings – 3/3/2015
SEC Regulation G Non-GAAP Reconciliations
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation
______________________
______________________
* For more detail on the items noted, please see slide 37 footnotes (A) and (C), respectively.
Quarters Ended
January 31,
(in millions)
2015 2014
Loss from continuing operations attributable to NIC, net of tax $ (42) $ (249)
Plus:
Depreciation and amortization expense 79 86
Manufacturing interest expense (A) 57 65
Less:
Income tax benefit (expense) (7) 12
EBITDA $ 101 $ (110)
Quarters Ended
January 31,
(in millions) 2015 2014
Interest expense 77 82
Less:  Financial services interest expense
20
17
Manufacturing interest expense $ 57 $ 65
Quarters Ended
January 31,
(in millions) 2015 2014
EBITDA (reconciled above)
$ 101 $
(110)
Less significant items of:
Adjustments to pre-existing warranties* (57) 52
North America asset impairment charges* 7 18
Cost reduction and other strategic initiatives 3 3
Total adjustments (47) 73
Adjusted EBITDA $ 54 $ (37)
Adjusted EBITDA margin 2.2% (1.7)%
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(A)  Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles
Manufacturing interest expense to the consolidated interest expense:

NYSE: NAV
Q1 2015 Earnings – 3/3/2015
Significant Items Included Within Our Results
______________________
(A)
Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods.
(B)
In the first quarter of 2015, the Truck segment recognized charges of $13 million for the acceleration of depreciation of certain assets related to the foundry facilities.
(C)
In the first quarter of 2015, the Company concluded it had a triggering event related to certain operating leases.  As a result, the Truck segment recorded $7 million of asset impairment charges.  In the first quarter of 2014, the Company concluded it had a triggering event related to potential sales of assets requiring assessment of impairment for certain intangible and long-lived assets in the Truck segment.  As a result, the Truck segment recognized asset impairment charges of $18 million.
The above items did not have a material impact on taxes due to the valuation allowances on our U.S. and Brazil deferred tax assets.
Quarters Ended
January 31,
(in millions)
Expense (income): 2015 2014
Adjustments to pre-existing warrants
(A)
..
$ (57) $ 52
Accelerated depreciation
(B)
..................................................................................................................... 13 —
North America asset impairment charges
(C)
7
18
Other restructuring charges and strategic initiatives 3 3
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